Exhibit 99.1

                        Renaissance Communications Corp.
                           Consolidated Balance Sheets

                                                          September 30,           December 31,
                                                              1996                   1995
                                                          (Unaudited)             (Audited)
                                                          ------------------------------------
                                                                    (in thousands)
Assets
Current assets:
  Cash and cash equivalents                                   $13,238                 $9,912
  Accounts receivable, less allowance for
    doubtful accounts of $2,209,000 and $2,128,000
    in 1996 and 1995, respectively                             34,513                 41,258
  Note receivable from officer                                  3,154                      0
  Barter program rights                                        35,533                 29,247
  Program rights                                               35,128                 35,451
  Prepaid expenses and other current assets                     3,747                  3,464
                                                          ------------------------------------
  Total current assets                                        125,313                119,332

Property, plant and equipment, net of accumulated
  depreciation of $37,697,000 and $33,061,000
  in 1996 and 1995, respectively                               35,049                 37,215


Barter program rights                                          18,860                 14,247

Program rights                                                 38,186                 45,445

Intangible assets, net of accumulated amortization
  of $29,000,000 and $23,412,000 in 1996 and
  1995, respectively                                          152,948                158,858

Deferred financing costs, net of accumulated
  amortization of $4,254,000 and $2,642,000
  in 1996 and 1995, respectively                                1,519                  3,131

Note receivable and other assets                                4,072                  4,331

                                                          ------------------------------------
Total assets                                                 $375,947               $382,559
                                                          ====================================


                             See accompanying notes

                        Renaissance Communications Corp.
                     Consolidated Balance Sheets (Continued)

                                                          September 30,           December 31,
                                                              1996                   1995
                                                          (Unaudited)             (Audited)
                                                          ------------------------------------
                                                                    (in thousands)
Liabilities and shareholders' equity
Current liabilities:
  Accounts payable                                             $1,932                 $2,464
  Accrued expenses                                             10,641                  8,325
  Senior secured term loan                                     10,027                 16,209
  Barter program payable                                       35,533                 29,247
  Program payable                                              44,853                 41,247
                                                           -----------------------------------
Total current liabilities                                     102,986                 97,492

Senior secured term loan and revolving credit facility         16,304                 47,546
Barter program payable                                         18,860                 14,247
Program payable                                                47,424                 54,563
Deferred income taxes                                           4,263                  4,263
Other noncurrent liabilities                                        0                    301

Common shareholders' equity:
Common Stock, par value $.01 per share, authorized
  97,500,000 shares, issued and outstanding 30,337,207
  and 30,037,206 shares in 1996 and 1995                          303                    300
Additional paid - in  capital                                 164,270                162,273
Notes receivable from warrant exercise                         (2,000)                     0
Accumulated earnings                                           23,537                  1,574
                                                           ---------------------------------
Total shareholders' equity                                    186,110                164,147
                                                           ---------------------------------
Total liabilities and shareholders' equity                   $375,947               $382,559
                                                           =================================








                             See accompanying notes

                        Renaissance Communications Corp.
                        Consolidated Statements of Income
                                   (Unaudited)


                                                        Three months ended September 30,            Nine months ended September 30,
                                                           1996                  1995                  1996                 1995
                                                        -------------------------------           ---------------------------------
                                                                      (in thousands, except per share amounts)

Net revenue                                             $38,992               $36,795              $122,226             $104,808
Barter revenue                                            9,214                 7,205                27,158               20,847
                                                        -------------------------------           ---------------------------------

  Total revenue                                          48,206                44,000               149,384              125,655

Operating expenses                                        3,912                 3,702                11,759               10,602
Selling, general and administrative expenses              8,406                 8,666                27,090               25,488
Amortization of program rights                           12,219                10,015                32,667               23,674
Amortization of barter program rights                     9,018                 6,988                26,442               20,051
Depreciation and amortization                             3,684                 3,849                11,253               12,042
                                                        -------------------------------           ---------------------------------

  Total operating expenses                               37,239                33,220               109,211               91,857
                                                        -------------------------------           ---------------------------------

Profit from operations                                   10,967                10,780                40,173               33,798
Other income (expense) net                                  (90)               19,041                  (183)              18,990
Interest income                                             397                   333                   976                1,027
Interest expense                                           (763)               (1,747)               (2,737)              (5,809)
                                                        -------------------------------           ---------------------------------

Income before provision for income taxes and
  extraordinary item                                     10,511                28,407                38,229               48,006

Provision for income taxes                                4,297                 4,959                15,634                6,759
                                                        -------------------------------           ---------------------------------

Income before extraordinary item                          6,214                23,448                22,595               41,247

Extraordinary item:
  Loss on early extinguishment of debt, net of taxes        410                     0                   632                    0
                                                        -------------------------------           ---------------------------------

Net income                                               $5,804               $23,448               $21,963              $41,247
                                                        ===============================           =================================


Net income per common and common equivalent
  share before extraordinary loss                         $0.20                 $0.76                 $0.73                $1.34
Extraordinary loss                                         0.01                  0.00                  0.02                 0.00
                                                        -------------------------------           ---------------------------------

Net income per common and common equivalent share         $0.19                 $0.76                 $0.71                $1.34
                                                        ===============================           =================================



Shares used in earnings per share calculation            31,076                30,708                30,958               30,689
                                                        ===============================           =================================







                             See accompanying notes

                        Renaissance Communications Corp.
            Consolidated Statement of Changes in Shareholders' Equity
                      Nine months ended September 30, 1996
                                   (Unaudited)


                                                       Additional           Notes
                                          Common         Paid-In       Receivable From        Accumulated
                                           Stock         Capital       Warrant Exercise         Earnings        Total
                                          -----------------------------------------------------------------------------
                                                                       (in thousands)

Balance at December 31, 1995               $300         $162,273                                 $1,574        $164,147

Net Income                                                                                       21,963          21,963

Exercise of warrants                          3            1,997          (2,000)                                     0

                                          -----------------------------------------------------------------------------
Balance at September 30, 1996              $303         $164,270         ($2,000)               $23,537        $186,110
                                          =============================================================================




















                             See accompanying notes

                        Renaissance Communications Corp.
                      Consolidated Statements of Cash Flows
                                   (Unaudited)


                                                                     Nine months ended September 30,
                                                                      1996                      1995
                                                                   ---------------------------------
                                                                             (in thousands)
Cash flows from operating activities:
Net income                                                         $21,963                   $41,247
  Adjustments to reconcile net income to
  cash provided by operating activities:
    Depreciation and amortization                                   11,253                    12,042
    Amortization of program rights,
      net of barter                                                 32,667                    23,674
    Amortization of discount on certain contracts payable                -                         3
    Provision for bad debts                                            601                       319
    Loss on early extinguishment of debt, net of taxes                 632                         -
    Gain (loss) on disposal of fixed assets                            183                        52
    Program payments                                               (28,617)                  (21,381)
    Decreases (increases) in assets and increases
      (decreases) in liabilities:
        Accounts receivable                                          6,144                     6,341
        Prepaid expenses, other current assets
          and other assets                                            (424)                   (1,056)
        Accounts payable                                              (532)                     (825)
        Accrued expenses                                             2,776                       805
                                                                   ---------------------------------
    Total adjustments                                               24,683                    19,974
                                                                   ---------------------------------
Net cash provided by operating activities                           46,646                    61,221

Cash flows from investing activities:
Capital expenditures                                                (3,142)                   (3,942)
Payment associated with the acquisition of KDAF                          -                   (34,500)
Issuance of note receivable to officer                              (3,154)                        -
Proceeds from principal payment on note receivable                     400                       400
                                                                   ---------------------------------
Net cash used in investing activities                               (5,896)                  (38,042)
                                                                   ---------------------------------

Cash flows from financing activities:
  Proceeds from revolving credit facility                                -                    34,500
  Principal payments on senior secured term loan and
    revolving credit facility                                      (37,424)                  (57,356)
  Principal payments on other noncurrent liabilities                     -                       (63)
  Proceeds from exercise of warrants (See Note 2)                        -                       850
                                                                   ---------------------------------
Net cash used in financing activities                              (37,424)                  (22,069)
                                                                   ---------------------------------

Net increase (decrease) in cash and cash equivalents                 3,326                     1,110

Cash and cash equivalents
Balance at the beginning of the period                               9,912                    10,129
                                                                   ---------------------------------

Balance at the end of the period                                   $13,238                   $11,239
                                                                   =================================



                             See accompanying notes

                        Renaissance Communications Corp.

                   Notes to Consolidated Financial Statements
                                   (Unaudited)

1.       Financial Statement Presentation
         --------------------------------

         As of September 30, 1996, Renaissance Communications Corp. (the "Company") owned and operated six television stations: KDAF, Dallas, Texas; WDZL, Miami/Ft. Lauderdale, Florida; KTXL, Sacramento, California; WTIC, Hartford/New Haven, Connecticut; WXIN, Indianapolis, Indiana; and WPMT, Harrisburg, Pennsylvania. The interim financial statements presented herein include the accounts of the Company and its wholly owned subsidiaries for the period of time they were owned and operated by the Company. All significant intercompany items and transactions are eliminated in consolidation.

         In the opinion of management, the accompanying unaudited consolidated financial statements contain all the normal recurring adjustments necessary for a fair presentation of the results for the interim periods presented. The results for the interim period are not necessarily indicative of the results to be expected for the full year.

2.       Shareholders' Equity
         --------------------

         On May 21, 1996, certain family members of an officer exercised warrants for 300,000 shares. The exercise price was satisfied through the issuance of $2,000,000 in demand notes to the Company. The notes bear interest at an annual rate of 6%.

3.       Pending Transactions
         --------------------

         On July 1, 1996, the Company entered into a definitive agreement to be acquired by Tribune Company for $36.00 per share in cash for an aggregate purchase price of $1.13 billion. The transaction is subject to shareholder and FCC approval. Stockholders of the Company who own 60 percent of the Company's common stock have agreed to vote for the transaction. A meeting of shareholders has been scheduled for November 12, 1996 and all the required applications have been filed with the FCC. The transaction is expected to close in early 1997.